UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2006 (June 14, 2006)
ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On June 14, 2006, the Board of Directors of Abercrombie & Fitch Co. (the “Registrant”) adopted amendments to the Registrant’s Code of Business Conduct and Ethics (the “Code”) (i) to clarify the interpretive and administrative functions to be performed under the Code by the Registrant’s General Counsel and the Registrant’s Director of Internal Audit, (ii) to conform the text of the Code to certain amendments previously adopted by the Registrant’s Board of Directors to the Registrant’s Whistleblower Policy and the Registrant’s Policy Statement Regarding Trading in the Registrant’s Securities and Compliance with Federal Securities Laws, and (iii) to incorporate, as an appendix to the Code, a Code of Ethics for Senior Financial Officers. The Code, as amended, is being filed as exhibit 14 to this Current Report on Form 8-K and has been posted on the Registrant’s website (www.abercrombie.com).

Item 9.01. Financial Statements and Exhibits.

(a)	through (c) Not applicable

(d)	Exhibits:

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.	Description

14	Abercrombie & Fitch Co. Code of Business Conduct and Ethics

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH Co.

Dated: June 20, 2006	By:	/s/ Michael W. Kramer

Michael W. Kramer Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated June 20, 2006
Abercrombie & Fitch Co.

Exhibit No.	Description

14	Abercrombie & Fitch Co. Code of Business Conduct and Ethics